UNITED STATES
SECURITIES ANE EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: January 27, 2004

THE DIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	51-0374887 (I.R.S. Employer Identification No.)

15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	85260-1619 (Zip Code)

Registrant’s Telephone Number, including Area Code (480) 754-3425.

Table Of Contents

Item 5. Other Events.

     On January 27, 2004, The Dial Corporation issued a press release declaring a quarterly dividend on Dial’s Common Stock. A copy of the press release is attached as Exhibit 99.1.

Item 7. Exhibits

(c)	Exhibits

99.1	Press Release of the Company dated January 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
January 27, 2004

/s/ Conrad A. Conrad

Conrad A. Conrad
Executive Vice President and Chief Financial Officer